UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 17, 2025

GURU APP FACTORY CORP.

(Exact name of Registrant as specified in its charter)

Nevada	333-274641	98-1726952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

GURU APP FACTORY CORP.

74 Norfolk House Rd.

London SW16 1JH, UK

(Address of principal executive offices)

+4479 44544871

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On October 17, 2025, the Board of Directors of Guru App Factory Corp. (the “Company”) (i) approved the dismissal of Fruci & Associates II, PLLC (“Fruci”) as the Company’s independent registered public accounting firm and (ii) appointed Enrome LLP (“Enrome”) as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2025, including performing reviews of the interim periods beginning with the period ending July 31, 2025.

The audit reports of Fruci on the Company’s consolidated financial statements as of and for the fiscal year ended July 31, 2024 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for raising substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal year ended July 31, 2024, and the subsequent interim period through October 17, 2025, there were no: (i) “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Act of 1933 (“Regulation S-K”) with Fruci on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Fruci, would have caused Fruci to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s consolidated financial statements as of and for the fiscal year ended July 31, 2024, or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Fruci with a copy of the disclosures in this Current Report on Form 8-K, and requested that Fruci provide the Company with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether Fruci agrees to the statements made by the Company herein. A copy of the letter from Fruci addressed to the SEC and dated as of October 17, 2025 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal year ended July 31, 2024, and the subsequent interim period through October 17, 2025, neither the Company nor anyone on the Company’s behalf consulted with Enrome with respect to either (i)(a) the application of accounting principles to a specified transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided by Enrome to the Company that Enrome concluded was an important factor that the Company consider in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a “disagreement” or a “reportable event” (as these terms are defined in Item 304(a)(1) of Regulation S-K and the related instructions).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Fruci & Associates II, PLLC to the U.S. Securities and Exchange Commission, dated October 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GURU APP FACTORY CORP

Date: October 17, 2025	By:	/s/ Bong Dennis
	Name:	Bong Dennis
	Title:	President, Chief Executive Officer, and Chief Financial Officer

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